UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At Stratus Properties Inc.’s (Stratus) 2023 annual meeting of stockholders held on May 11, 2023 (the Annual Meeting), Stratus’ stockholders approved the amendment to Stratus’ amended and restated certificate of incorporation, as amended (the certificate of incorporation), to provide for the exculpation of officers as permitted by Delaware law (the Amendment). Accordingly, on May 11, 2023, Stratus filed a certificate of amendment to its certificate of incorporation (the Certificate of Amendment) with the Delaware Secretary of State, and the Amendment became effective on the date of filing. The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stratus held its Annual Meeting on May 11, 2023, in Austin, Texas. At the Annual Meeting, Stratus’ stockholders (1) elected Laurie L. Dotter, James E. Joseph and Michael D. Madden to serve as Class I directors of Stratus, each for a three-year term and until his or her successor is elected and qualified; (2) approved, on an advisory basis, the compensation of Stratus’ named executive officers; (3) ratified, on an advisory basis, the appointment of CohnReznick LLP as Stratus’ independent registered public accounting firm for 2023; and (4) approved the amendment to Stratus’ certificate of incorporation to add officer exculpation.

Of the 7,979,164 shares of Stratus’ common stock outstanding as of the record date, 6,556,582 shares were represented in person or by proxy at the Annual Meeting. The inspector of elections reported the final vote of stockholders as follows:

Proposal No. 1: Election of three Class I director nominees.

Name	Votes For	Votes Withheld	Broker Non-Votes

Laurie L. Dotter	4,343,404	109,633	2,103,545
James E. Joseph	4,200,419	252,618	2,103,545
Michael D. Madden	4,329,142	123,895	2,103,545

Proposal No. 2: Approval, on an advisory basis, of the compensation of Stratus’ named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes

3,350,551	1,091,513	10,944	2,103,545

Proposal No. 3: Ratification, on an advisory basis, of the appointment of CohnReznick LLP as Stratus’ independent registered public accounting firm for 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,527,661	15,773	13,148	N/A

Proposal No. 4: Approval of the amendment to Stratus’ certificate of incorporation to add officer exculpation.

Votes For	Votes Against	Abstentions	Broker Non-Votes

4,293,734	148,833	10,470	2,103,545

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Stratus Properties Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:	/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and Chief Financial Officer (authorized signatory and Principal Financial Officer and Principal Accounting Officer)

Date: May 12, 2023